UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12

CATCHMARK TIMBER TRUST, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2020

The following Supplement to Notice of the 2020 Annual Meeting of Stockholders and Notice of Internet Availability of Proxy Materials relates to the proxy statement dated April 17, 2020 (the “Proxy Statement”) furnished to stockholders of CatchMark Timber Trust, Inc., a Maryland corporation (the “Company”), in connection with the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 24, 2020. This supplement is being filed with the Securities and Exchange Commission and made available to stockholders on or about June 11, 2020. The Proxy Statement is available at www.catchmark.com/proxy.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

This supplement should be read in conjunction with the Proxy Statement.

5 Concourse Parkway, Suite 2650
Atlanta, Georgia 30328

SUPPLEMENT TO NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS,
AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2020

To Registered Stockholders of CatchMark Timber Trust, Inc.:

This supplement provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CatchMark Timber Trust, Inc. (“CatchMark” or the “Company”) to be held on June 24, 2020. As a result of the public health impact of the COVID-19 pandemic, the Annual Meeting will be held virtually to protect the health and well-being of our employees, stockholders and community. As previously announced, the meeting will commence at 10:00 a.m. (EDT) on June 24, 2020, and online access information is detailed below. There will not be any in-person participation at the Annual Meeting.

Stockholders will be able to vote their shares electronically and submit questions during the meeting through the virtual meeting's chat function. CatchMark encourages stockholders to submit their proxies in advance of the Annual Meeting using one of the available methods described in the proxy materials.

Stockholders can access the meeting online at the following link: www.meetingcenter.io/273680346. Only authenticated stockholders as of the record date of April 8, 2020 will be allowed to participate. To login to the meeting, stockholders will be required to have a control number and password. The password for the meeting is CMTT2020. For stockholders of record, the control number can be found on the proxy card or notice of the internet availability of proxy materials, or email providing notice of the meeting that the stockholder previously received.

The Company currently intends to return to an in-person stockholder meeting format in the future.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,
Atlanta, Georgia	/s/ Lesley H. Solomon
June 11, 2020	Lesley H. Solomon
General Counsel and Secretary

FOR IMMEDIATE RELEASE

CatchMark 2020 Annual Stockholders' Meeting to be Virtual Due to Public Health Impact of COVID-19 Pandemic

ATLANTA – June 11, 2020 – CatchMark Timber Trust, Inc. (NYSE: CTT) today announced that due to the public health impact of the coronavirus pandemic (COVID-19) and to protect the health and well-being of its employees, stockholders and community, its Annual Meeting of Stockholders (the “Annual Meeting”) on June 24, 2020 will be held virtually. As previously announced, the Annual Meeting will commence at 10:00 a.m. (EDT) on June 24, 2020, and online access information is detailed below. There will not be any in-person participation at the Annual Meeting.

Stockholders will be able to vote their shares electronically and submit questions during the Annual Meeting through the virtual meeting’s chat function. CatchMark encourages stockholders to submit their proxies in advance of the Annual Meeting using one of the available methods described in the proxy materials.

Stockholders can access the meeting online at the following link: www.meetingcenter.io/273680346. Only authenticated stockholders as of the record date of April 8, 2020 will be allowed to participate. To login to the Annual Meeting, stockholders will be required to have a control number and password. The password for the meeting is CMTT2020. For stockholders of record, the control number can be found on the proxy card or notice of the availability of proxy materials, or the email providing notice of the Annual Meeting that the stockholder previously received.

Beneficial owners holding shares in "street name" through an intermediary, such as a bank or broker, must register in advance to attend the Annual Meeting online. To register, beneficial owners must request a legal proxy with respect to their shares of CatchMark common stock from their bank, broker or other nominee. Beneficial holders must then forward the email from their bank or broker containing their legal proxy, or otherwise email an attached image of their legal proxy, to shareholdermeetings@computershare.com, along with their name and email address. Requests for registration should be labeled as "Legal Proxy" and be received no later than 5:00 p.m. (EDT) on June 19, 2020. Beneficial owners will receive a confirmation email from Computershare of their registration.

The Company currently intends to return to an in-person stockholder meeting format in the future.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting.

About CatchMark Timber Trust, Inc.

CatchMark (NYSE: CTT) seeks to deliver consistent and growing per share cash flow from disciplined acquisitions and superior management of prime timberlands located in high demand U.S. mill markets. Concentrating on maximizing cash flows throughout business cycles, the company strategically harvests its high-quality timberlands to produce durable revenue growth and takes advantage of proximate mill markets, which provide a reliable outlet for merchantable inventory. Headquartered in Atlanta and focused exclusively on timberland ownership and management, CatchMark began operations in 2007 and owns interests in 1.5 million acres* of timberlands located in Alabama, Florida, Georgia, North Carolina, Oregon, South Carolina, Tennessee and Texas. For more information, visit www.catchmark.com.

* As of March 31, 2020
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Contacts
Investors:	Media:
Ursula Godoy-Arbelaez	Mary Beth Ryan, Miller Ryan LLC
(855) 858-9794	(203) 268-0158
info@catchmark.com	marybeth@millerryanllc.com